UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 21, 2016

Weyland Tech, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9/F, The Wellington
198 Wellington Street, Central
Hong Kong HKSAR
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	+852 9316 6780

        N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 21, 2016 the company signed an exclusive Software Licensing Agreement ("SLA") with Silver Ridge-Tangerine Sdn Bhd ("Silver Ridge") to provide a 'white label' rollout of the Company's CreateApp platform in Malaysia.

The SLA calls for a 12.5% / 87.5% division of the gross sales revenues between Weyland Tech Inc. and Silver Ridge respectively. Silver Ridge will utilize the CreateApp platform on a 'white label' basis whereby Silver Ridge will brand CreateApp's platform under their own branding.

The focus is on the Malaysian SMB market. As of early 2015, there were approximately 660,000 SMB's in Malaysia. According to the Department of Statistics Malaysia and SME Corporation Malaysia, SMB's comprise 97.3% of the total number of businesses in the country. According to a recent Government report, nearly 70% of all SMB's in Malaysia do not have a website nor mobile application for their business.

Silver Ridge Tangerine Sdn Bhd is a wholly-owned subsidiary of Silver Ridge Holdings Bhd http://www.silverridge.com.my/

Silver Ridge Holdings Bhd (SRHB) is engaged in investment holding and providing management services to its subsidiaries. The Company through its subsidiaries offers telecommunications solutions, such as third generation (3G) network architecture and engineering system design, customization and optimization solution; in-building radio frequency coverage and quality (EIQ); power load solutions; base station subsystems solutions; multi-service access node (MSAN) system architecture and design; digital subscriber line access multiplexer (DSLAM) system architecture and design, and next generation network (NGN) system architecture and design, and software solutions, such as services and applications, which include location base services and telemetry solutions (Tele-X-Change), and telecommunication software applications, which include billing solutions; Card Guard, a short messaging service (SMS) system for financial institutions, and Golden Gateway, a cost routing solution.

Silver Ridge Holdings Bhd is listed on the Malaysia Stock Exchange under the stock code: 0129.KL, or short name SRIDGE.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired: None

(b) Pro-Forma Financial Statements: None

(c) Exhibits:

Exhibit No.	Description

10.1	Software Licensing Agreement with Silver Ridge Tangerine Sdn Bhd dated January 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYLAND TECH, INC.

Dated: January 22, 2016	By: /s/ Brent Y. Suen
Name: Brent Y. Suen
Title: President & CEO

2